Exhibit 10.104

                 AMENDED AND RESTATED ACCOUNT CONTROL AGREEMENT


         THIS AMENDED AND RESTATED ACCOUNT CONTROL AGREEMENT (this "Agreement") is made effective as of October 15, 2002, by and among BANK ONE, NA ("Bank"), GMAC COMMERCIAL MORTGAGE CORPORATION, a California corporation (together with its successors and assigns, "Lender"), and CAPITAL SENIOR LIVING A, INC., a Delaware corporation ("Borrower").

                                    RECITALS:

         A. Borrower, by its Amended and Restated Promissory Note in the original principal amount of $5,560,000.00 dated June 13, 2002, given to Lender, as amended by that certain First Amendment to Amended and Restated Promissory Note dated as of October 15, 2002, by and between Borrower and Lender
(collectively, the "Note"), is indebted to Lender in the principal sum of $5,389,815.22 as of the date hereof in lawful money of the United States of America, with interest thereon as set forth in the Note (such indebtedness and interest being referred to as the "Loan"). The Loan is further evidenced by that certain Loan Agreement dated August 15, 2000, by and between Borrower and Lender, as amended by that certain Loan Modification Agreement dated as of October 15, 2002, by and between Borrower, Lender and Capital Senior Living Corporation, a Delaware corporation (collectively, the "Loan Agreement").

         B. The Loan is secured by, among other things, that certain Mortgage and Security Agreement dated August 15, 2000, by and between Borrower and Lender and recorded with the Register of Deeds of Sedgwick County, Kansas in Official Records Film 2087, Page 1243, as re-recorded in Film 2096, Page 0075 and again re-recorded in Film 2112, Page 1270, as amended by that certain Cross-Collateralization, Cross-Default and Mortgage Modification Agreement dated as of October 15, 2002, by and between Borrower and Lender (collectively, the "Security Instrument"), which grants to Lender, among other things, a first lien on certain real property more particularly described therein (the "Property"), located in Wichita, Sedgwick County, Kansas, upon which Borrower and its affiliate operate a senior housing facility (the "Facility").

         C. As additional security for repayment of the Loan, by that certain Account Control Agreement dated as of June 13, 2002, by and among Lender, Borrower and Bank (the "Original Agreement"), Lender required that Borrower (1) provide certain Cash Collateral (described below) into a Deposit Account (described below) separately established by Lender with the Bank for such purpose, (2) grant to Lender a lien on and security interest in the Deposit Account into which Borrower deposits such Cash Collateral, and (3) provide that such Deposit Account will be maintained for the benefit of Lender and administered in accordance with the terms of this Agreement.

         D. Borrower has requested that Lender modify certain terms of the Original Agreement, and Lender as agreed to such modifications, subject to the terms and conditions contained in this Agreement.

         E. The Borrower, the Bank and the Lender are entering into this Agreement to amend and restate the Original Agreement and to provide for the control of the Deposit Account referred to above and to perfect the pledge, assignment, security interest and lien of the Lender in such Deposit Account and all cash (including the Cash Collateral), securities or other financial assets at any time on deposit to, carried or held in or for the benefit of, such Deposit Account.

                                   AGREEMENT:

         NOW,  THEREFORE,  in  consideration  of the mutual  promises  contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree that the Original Agreement is hereby amended and restated as follows:

         1. Defined Terms.

         (a) As used herein, the following capitalized terms have the respective meanings set forth below:

                  (i) "Actual Management Fees" has the meaning given to that term in the Loan Agreement.

                  (ii) "Business Day" means any day other than a Saturday, Sunday or any day on which commercial banks in the Commonwealth of Pennsylvania or in the state where the Deposit Account is located are authorized or required to close.

                  (iii) "Cash Collateral" means the principal sum of $3,389,815.22 provided by or on behalf of Borrower on or prior to the date hereof, as such principal sum may be reduced pursuant to the provisions of Sections 5(a) and 5(b) hereof.

                  (iv) "Debt Service Coverage Ratio" means the "Debt Service Coverage Ratio," as that term is defined in the Loan Agreement, for the Loan and all Related Loans, calculated based on (A) the preceding three (3) month period, (B) Actual Management Fees, and (C) the required debt service on the Loan, the Related Loans, and all other debts and obligations of Borrower and its affiliate Capital Senior Living ILM-B, Inc., a Delaware corporation.

                  (v)      "Deposit  Account"  has  the  meaning  set  forth  in
                           Section 2(a) hereof.

                  (vi) "Event of Default" means any Event of Default under the Loan Documents, as such term is defined in the Loan Documents.

                  (vii) "Facility" has the meaning set forth in the Recitals hereto.

                  (viii) "Loan" has the meaning set forth in the Recitals hereto.

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                  (ix)     "Loan  Agreement"  has the  meaning  set forth in the
                           Recitals hereto.

                  (x) "Loan Documents" has the meaning set forth in the Security Instrument.

                  (xi) "Note" has the meaning set forth in the Recitals hereto.

                  (xii) "Payment Due Date" means the first day of July 1, 2002, and the first day of each and every calendar month thereafter until the Loan is paid in full.

                  (xiii) "Property" has the meaning set forth in the Recitals hereto.

                  (xiv) "Related Loans" has the meaning given to that term in the Loan Agreement.

                  (xv) "Security Instrument" has the meaning set forth in the Recitals hereto.

         (b) All terms used but not otherwise defined in this Agreement shall have the same defined meanings as set forth in the Loan Agreement, unless the context otherwise requires.

         2. Deposit Account.

         (a) Borrower has caused Bank to establish and maintain a depository account, at its branch located in Dallas, Texas for the benefit of Lender and Borrower as set forth herein, that bears account number 636253023 and is designated "Capital Senior Living A, Inc. for the benefit of GMAC Commercial Mortgage Corporation, as lender" (such account, all funds at any time on deposit therein and any proceeds, replacements or substitutions of such account or funds therein, are referred to herein as the "Deposit Account"). The Deposit Account will be maintained for the purpose of disbursing sums on deposit therein in accordance with this Agreement. The parties hereto agree that the Deposit Account is a "deposit account" within the meaning of Article 9 of the Uniform Commercial Code of the State of Texas (the "State").

         (b) Bank and Borrower hereby represent and warrant to Lender that (i) the Deposit Account has been established as recited above, and (ii) except for the claims and interest of Lender and Borrower in the Deposit Account (subject to any claim in favor of Bank permitted under Section 3 hereof), Bank and Borrower do not know of any claim to or interest in the Deposit Account.

         (c) Borrower acknowledges and agrees that neither Borrower (except to the extent contemplated by Sections 4, 5 and 6) nor any other party claiming on behalf of, or through, Borrower, shall have any right, title or interest, whether express or implied, to withdraw or make use of any amounts from the Deposit Account.

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

         (d) Borrower and Lender agree all sums in the Deposit Account shall be held by Bank in an interest bearing account, if allowed by law, and any interest earned on such sums shall be added to the then existing balance of the Deposit Account and shall be disbursed in accordance with the provisions of this Agreement. Lender and Bank shall not be responsible for any losses resulting from investment of sums in the Deposit Account or from obtaining any specific level or percentage of earnings on such investment. Borrower shall pay all costs and expenses of Bank in the establishment and maintenance of the Deposit Account.

         (e) Prior to the date of this Agreement, Borrower has deposited the amount of the Cash Collateral into the Deposit Account.

         3. Bank Obligations with respect to Deposit Account.

         (a) Bank agrees to establish and maintain the Deposit Account as contemplated by this Agreement and agrees not to commingle the amounts held in, or designated for deposit in, the Deposit Account with any other amounts held on behalf of Lender, Borrower or any other party. Bank and Borrower hereby acknowledge the security interests granted to Lender by Borrower in the Deposit Account and all cash, securities and other financial assets at any time on deposit to, carried or held in or for the benefit of, the Deposit Account. Bank acknowledges that all amounts held in the Deposit Account are for the benefit and account of Lender and agrees not to make disbursements from or debits to the Deposit Account other than in accordance with this Agreement. Bank waives any rights to offset any claim it may have against the funds held in the Deposit Account.

         (b) The parties agree that items deposited in the Deposit Account shall be deemed to bear the valid and legally binding endorsement of the payee and to comply with all of Bank's requirements for the supplying of missing endorsements, now or hereafter in effect. As between Borrower and Lender, any deposit made by or on behalf of Borrower into the Deposit Account shall be deemed deposited into the Deposit Account when the funds in respect of such deposit shall become collected funds.

         (c) Bank hereby subordinates all security interests, encumbrances, claims and, rights of setoff it may have, now or in the future, in, under on or against the Deposit Account or any funds in the Deposit Account to the security interest, encumbrances, claims and rights of set-off, if any, in favor of Lender.

         4. Right to Withdraw from Deposit Account; Control of Account.

         (a) Except as set forth in Sections 4(b), 5(a), 5(b), 6(b) and 6(c) below, Borrower shall have no right to withdraw funds from the Deposit Account and no checks shall be issued or processed with respect to the Deposit Account.

         (b) Upon the occurrence and continuance of an Agreement Default (described below), Lender will have sole dominion and control of the Deposit Account including, without limitation, the right to withdraw funds from the Deposit Account and then apply such funds to the Loan. Bank hereby is authorized to honor all transfer or withdrawal requests from the Deposit Account directed by Borrower with Lender's written authorization until such time as Bank receives written notice from Lender that an Agreement Default has occurred and has had a

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

reasonable opportunity to act upon such notice. Upon receipt of such notice from Lender, Bank will comply with all instructions originated by Lender regarding the Deposit Account and any moneys on deposit therein without any further consent of Borrower or Bank.

         5. Partial Release of Cash Collateral.

         (a) At such time, either on or after December 31, 2002, that the Debt Service Coverage Ratio is greater than or equal to 1.15 to 1.0, the required Cash Collateral will be reduced to the principal sum of $2,694,907.61.

         (b) At such time, either on or after June 30, 2003, that the Debt Service Coverage Ratio is greater than or equal to 1.25 to 1.0, the required Cash Collateral will be reduced to the principal sum of $2,000,000.00.

         6. Termination of Agreement.

         (a) Borrower may not terminate this Agreement for any reason without Lender's prior written consent. Bank, acting alone, may terminate this Agreement and close the Deposit Account at any time and for any reason by written notice delivered to Borrower and Lender not less than thirty (30) days prior to the effective termination date. Lender, acting alone, may terminate this Agreement at any time by written notice delivered to Borrower and Bank. If Bank so terminates this Agreement or if Lender so terminates this Agreement but requires that a Deposit Account with a different depository be established, Lender shall select a new depository to replace Bank, and thereupon Lender and Borrower shall enter into a new deposit account arrangement with such depository in form and substance substantially similar to this Agreement. Bank hereby agrees that it shall promptly take all reasonable action necessary to facilitate the transfer of any funds held in the Deposit Account to the replacement depository selected by Lender. Except as specifically provided in this Section 6, Bank agrees that Bank shall not close the Deposit Account during the term of this Agreement.

         (b) Unless terminated in accordance with Section 6(a), this Agreement shall terminate upon repayment in full of the Loan and the balance then remaining in the Deposit Account, if any, shall be disbursed to Borrower.

         (c) Upon termination of this Agreement by Lender pursuant to Section 6(a) where Lender does not require the re-establishment of a Deposit Account with another depository or upon termination of this Agreement pursuant to
Section 6(b), the funds remaining in the Deposit Account shall be disbursed to Borrower after deducting all outstanding charges or fees due to Bank or Lender in connection with this Agreement.

         7. Fees and Expenses. Bank agrees to look solely to Borrower for payment of its fees in connection with its maintenance of the Deposit Account and services hereunder, and Borrower agrees to pay such fees to Bank on demand therefor; provided, however, that the fees which Bank may charge to Borrower shall not exceed the fees and charges customarily charged by Bank to its customers with respect to the customary and standard maintenance of a Deposit Account. Borrower acknowledges and agrees that it solely shall be, and at all times remains, liable to Bank and Lender for all normal and customary fees, charges, costs and expenses in connection with the Deposit Account, this
Agreement  and  the  enforcement   hereof,   including  without  limitation  the

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

commercially reasonable fees and expenses of outside legal counsel to Bank and Lender as needed to enforce performance of this Agreement. In the event Borrower fails or refuses to timely pay Bank's fees, charges, costs and expenses as set forth herein, Bank may debit any of Borrower's other accounts at Bank for such amounts.

         8. Funds in Deposit Account as Security for the Loan; Grant of Security Interest. As security for full payment of the Loan and timely performance of Borrower's obligations under the Note, the Security Instrument, the Loan Documents, and this Agreement, Borrower hereby pledges, transfers and assigns to Lender, and grants to Lender a continuing security interest in and to the Deposit Account, all moneys deposited therein from time to time, and all profits and proceeds thereof. Borrower agrees to execute, acknowledge, deliver, file or do, at its sole cost and expense, all other acts, assignments, notices, agreements or other instruments as Lender may reasonably require in order to perfect the foregoing security interest, pledge and assignment or otherwise to fully effectuate the rights granted to Lender by this Section and authorizes Lender to file financing statements in connection therewith. This Agreement also constitutes a "security agreement" within the meaning of Article 9 of the Uniform Commercial Code as adopted by the State of Texas.

         9. Default.

         (a) Borrower's failure to timely and fully perform its obligations under this Agreement after written notice thereof provided by Lender to Borrower and thereafter expiration of a thirty (30) day cure period shall constitute a default under this Agreement ("Agreement Default") and the occurrence and continuance of an Event of Default under and as defined in the Note, the Security Instrument or any of the Loan Documents shall constitute an automatic Agreement Default.

         (b) Upon the occurrence and continuance of an Agreement Default, Lender will have sole dominion and control of the Deposit Account and the right to withdraw and apply funds from the Deposit Account to payment of any and all debts, liabilities and obligations of Borrower to Lender pursuant to or in connection with the Note, the Security Instrument, the Loan Documents and this Agreement, in such order, proportion and priority as Lender may determine in its sole discretion. Lender's right to withdraw and apply funds in the Deposit Account shall be in addition to all other rights and remedies provided to Lender under this Agreement, the Note, the Security Instrument, and the Loan Documents and at law or in equity.

         (c) In addition to all rights and remedies available to Lender by law or in equity or pursuant to the terms of the Note, the Security Instrument or the Loan Documents, Lender may convert the maintenance and administration of the Deposit Account into a "hard lockbox account" upon the occurrence and continuance of an Agreement Default in accordance with Section 10 of this Agreement.

         10. Conversion into Hard Lockbox.

         (a) If Lender converts the Deposit Account into a "hard lockbox account," pursuant to Section 9(c) above, Lender, on each Payment Due Date, will direct Bank to transfer funds from the Deposit Account, and Bank shall comply

                                       6A
with such instructions to the extent of collected funds available therein, to the following parties and in the following amounts and order of priority:

                  (i) to Lender, the amounts required to be deposited pursuant to the Security Instrument in escrow for the payment of insurance premiums and Taxes (as defined in the Mortgage);

                  (ii) to Lender, the amount of principal and interest due under the Note; and

                  (iii) to Lender, the amounts required to be deposited pursuant to the Loan Agreement or to the Loan Documents or any other reserves provided for under the Loan Agreement or the other Loan Documents.

Notwithstanding the foregoing, Borrower acknowledges that the order of priority for payments from the Deposit Account is recited herein as a convenience only and does not control over any conflicting requirements set forth in the Note, the Security Instrument or any of the Loan Documents which Lender will follow in applying such funds.

         (b) Transfers to Lender contemplated by Section 10(a) are to be made by wire transfer or other electronic transfer of immediately available funds to the following account of Lender ("Lender Account"):

First Union Bank--Philadelphia
ABA # 031-201-467
Collection and Clearing Account-2100012537715
Reference: GMACCM - #011024215 and Sedgwick Plaza
Attention:  Customer Service.

Lender reserves the right to change the Lender Account from time to time upon written notice from Lender to Borrower and Bank, and thereupon all payments to Lender shall be remitted to the new Lender Account.

         (c) Nothing herein shall obligate Bank to make any transfer contemplated herein unless sufficient collected funds remain in the Deposit Account for such transfer, nor shall Bank be obligated to independently determine the amount of any transfer. Bank shall have no liability to any person or party as a result of acting on Lender's instructions with regard to any transfer of funds from the Deposit Account, or for failure to timely act in the event Lender fails to provide such instructions in a form reasonably acceptable to Bank.

         11. Certain Matters Affecting the Bank.

         (a) Bank may rely and shall be protected in acting or refraining from acting upon any written notice (including, but not limited to, electronically confirmed facsimiles of such notice) believed by it to be genuine and to have been signed or presented by the proper party or parties, and Bank shall have no

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

obligation to review or confirm that actions taken pursuant to such notice in accordance with this Agreement comply with any other agreement or document.

         (b) The duties and obligations of the Bank shall be determined solely by the express provisions of this Agreement, and, except as expressly set forth herein, Bank will not be charged with knowledge of any provisions of the Note, the Security Instrument or any of the other Loan Documents. Bank shall not be liable except for the performance of its duties and obligations as are specifically set forth in this Agreement, and no implied covenants or obligations shall be read into this Agreement against the Bank.

         (c) Bank shall not be liable for any claims, suits, actions, costs, damages, liabilities, or expense, or for any interruption of services ("Liabilities") in connection with the subject matter of this Agreement, other than Liabilities caused by the gross negligence or willful or intentional misconduct of the Bank or any of its affiliates or any director, officer, employee or agent of any of them. In no event will the Bank be liable for any lost profits or for any incidental, special, consequential or punitive damages whether or not the Bank knew of the possibility or likelihood of such damages. Bank's substantial compliance with its standard procedures for provision of the services required under this Agreement shall be deemed to constitute the exercise of ordinary care. Lender and Borrower hereby agree to indemnify and hold harmless the Bank and its affiliates, and the directors, officers, employees, and agents of any of them, and the successors and assigns of the Bank, from and against any and all Liabilities asserted against them in connection with this Agreement, other than those Liabilities caused by (i) the gross negligence or willful or intentional misconduct of the Bank or such indemnified party or (ii) material breach of this Agreement by the Bank.

         (d) If Borrower becomes subject to a voluntary or involuntary proceeding under the United States Bankruptcy Code, or if the Bank is otherwise served with legal process which Bank in good faith believes affects funds deposited in the Deposit Account, Bank shall have the right to place a hold on funds deposited in the Deposit Account until such time as Bank receives an appropriate court order or other assurances satisfactory to Bank establishing that the funds may continue to be disbursed according to the instructions contained in this Agreement.

         (e) If at any time Bank, in good faith, is in doubt as to the action it should take under this Agreement, Bank shall have the right (i) to place a hold on funds in the Deposit Account until such time as Bank receives an appropriate court order or other assurances satisfactory to Bank as to the disposition of funds in the Deposit Account, or (ii) to commence, at Borrower's expense, an interpleader action in any United States District Court in the State and to take no further action except in accordance with joint instructions from Lender and Borrower or in accordance with the final order of the court in such action.

         (f) Bank agrees that it will provide to Lender, at the address set forth below, a monthly statement with respect to the Deposit Account setting forth, among other items, the current balance of funds in the Deposit Account.

         12. Payments Set Aside. To the extent amounts are paid into or are distributed from the Deposit Account to the Lender in accordance with the terms of this Agreement or the Lender enforces its security interests, or the Lender exercises its rights of setoff, and such payment or payments or the proceeds of

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

such enforcement or setoff or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to or on behalf of the Borrower, a trustee, receiver or any other person or entity under any law, regulation or order, including any bankruptcy law, state or federal law, common law or equitable cause, then to the extent of any such restoration, the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

         13. Miscellaneous.

         (a) Notices. All notices and other communications under this Agreement are to be in writing and addressed to each party as set forth below. Default or demand notices shall be deemed to have been duly given upon the earlier of: (i) actual receipt; (ii) one (1) Business Day after having been timely deposited for overnight delivery, fee prepaid, with any reputable overnight courier service, with a reliable tracking system; or (iii) five (5) Business Days after having been deposited in any post office or mail depository regularly maintained by the U.S. Postal Service and sent by certified mail, postage prepaid, return receipt requested, and in the case of clause (ii) and (iii) irrespective of whether delivery is accepted. A new address for notice may be established by written notice to the other; provided, however, that no change of address will be effective until written notice thereof actually is received by the party to whom such address change is sent. Notice to outside counsel or parties other than the named Borrower and Lender, now or hereafter designated by a party as entitled to notice, are for convenience only and are not required for notice to a party to be effective in accordance with this Section. Notice to outside counsel designated by a party entitled to receive notice is for convenience only and is not required for notice to a party to be effective in accordance with this Section.



         Address for Lender:                GMAC Commercial Mortgage Corporation
                                            8333 Douglas Avenue
                                            Suite 1460
                                            Dallas, Texas  75225
                                            Attn.: Lisa M. Lautner

         Address for Bank:                  Bank One, NA
                                            1700 Pacific Avenue, 21st Floor
                                            TX1-2810
                                            Dallas, Texas  75201
                                            Attn.:   Jeff  A.  Etter,
                                                     Commercial  Real
                                                     Estate

         Address for Borrower:              Capital Senior Living A, Inc.
                                            14160 Dallas Parkway, Suite 300
                                            Dallas, Texas  75240
                                            Attn.: David R. Brickman, Esquire,
                                            Vice President and General Counsel


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

         (b) Entire Agreement; Modification. This Agreement sets forth the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes and replaces all prior discussions, representations, communications and agreements (oral and written) by and among the parties hereto with respect thereto. This Agreement shall not be modified, supplemented, or terminated, or any provision hereof waived, except by a written instrument signed by the party against whom enforcement thereof is sought, and then only to the extent expressly set forth in such writing.

         (c) Binding Effect. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, whether by voluntary action of the parties or by operation of law.

         (d) Unenforceable Provisions. Any provision of this Agreement which is determined by a governmental body or court of competent jurisdiction to be invalid, unenforceable or illegal shall be ineffective only to the extent of such holding and shall not affect the validity, enforceability or legality of any other provision, nor shall such determination apply in any circumstance or to any party not controlled by such determination.

         (e) Construction of Certain Terms. Defined terms used in this Agreement may be used interchangeably in singular or plural form, and pronouns cover all genders. Section headings shall not be used in interpretation of this Agreement; "herein," "hereof" and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular section, paragraph or other subdivision; "section" refers to the entire section and not to any particular subsection, paragraph or other subdivision; and "Agreement" means this original agreement and all written modifications, supplements, extensions, or restatements hereof. Reference to days for performance shall mean calendar days unless Business Days are expressly indicated.

         (f) Duplicate Originals; Counterparts. This Agreement may be executed in any number of duplicate originals, and each duplicate original shall be deemed to be an original. This Agreement (and each duplicate original) also may be executed in any number of counterparts, each of which shall be deemed an original and all of which together shall constitute a fully executed agreement even though all signatures do not appear on the same document.

         (g) Governing Law. This Agreement shall be interpreted and enforced according to the laws of the State of Texas (without giving effect to its conflicts of law rules), except with respect to issues relating to the operations of the Deposit Account or any other account to which funds from the Deposit Account are transferred, which issues shall be interpreted and enforced according to the laws of the state where the Deposit Account or such other account are located.

         (h) WAIVER OF JURY TRIAL. EACH OF THE LENDER, BORROWER AND THE BANK IRREVOCABLY WAIVES ANY AND ALL RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR CLAIM OF ANY NATURE RELATING TO THIS AGREEMENT, ANY DOCUMENTS EXECUTED IN CONNECTION WITH THIS AGREEMENT OR ANY TRANSACTION

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

CONTEMPLATED IN ANY OF SUCH DOCUMENTS. THE LENDER, BORROWER AND THE BANK ACKNOWLEDGE THAT THE FOREGOING WAIVER IS KNOWING AND VOLUNTARY.

         (i) Applicable Bank Agreements. The provisions of Bank's Commercial Account or Treasury Management Agreement and applicable service terms ("Bank Agreements") governing the operations of the Deposit Account are incorporated to the extent not inconsistent with the terms and provisions hereof. In the event of a conflict among the provisions of this Agreement and the provisions of the Bank Agreements, the provisions of this Agreement shall govern and control.







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


         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

WITNESS:                                   BORROWER:

                                           Capital Senior Living A, Inc.,
                                           a Delaware corporation

______________________________________     By:/s/ Paul T. Lee            (Seal)
                                              ---------------------------------
______________________________________        Paul T. Lee, Vice President,
Print Name                                    Finance


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



WITNESS:                                   BANK:

                                           Bank One, NA

______________________________________     By: /s/ Jeffrey A. Etter
                                              ---------------------------------
______________________________________     Name:Jeffrey A. Etter
Print Name                                      -------------------------------
                                           Title: First Vice President
                                                 ------------------------------


WITNESS:                                   LENDER:

                                           GMAC Commercial Mortgage Corporation,
                                           a California corporation

______________________________________     By: /s/ Lisa M. Lautner       (Seal)
                                              ---------------------------------
______________________________________        Lisa M. Lautner
Print Name                                    Senior Vice President






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